EXHIBIT 10.(b)

                         GARDNER LEWIS INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund (the "Funds") of the Gardner Lewis Investment Trust on Form N-CSR for the period ended October 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, W. Whitfield Gardner, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: December 19, 2003   By: /s/ W. Whitfield Gardner
                              ____________________________
                              W. Whitfield Gardner
                              Trustee, Chairman and Principal Executive Officer Gardner Lewis Investment Trust


     A signed original of this written statement required by Section 906 has been provided to The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund and will be retained by The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund and furnished to the Securities and Exchange Commission or its staff upon request.


                         GARDNER LEWIS INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund (the "Funds") on Form N-CSR for the period ended October 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, C. Frank Watson III, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: December 19, 2003 By: /s/ C. Frank Watson III
                            ___________________________
                            C. Frank Watson III
                            Secretary, Treasurer and Principal Financial Officer Gardner Lewis Investment Trust

     A signed original of this written statement required by Section 906 has been provided to The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund and will be retained by The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund and furnished to the Securities and Exchange Commission or its staff upon request.